UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

Wyndham Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38432	82-3356232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 753-6000

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)  Wyndham Hotels & Resorts, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 11, 2022.

(b) At the Annual Meeting, the three proposals described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 30, 2022 (the “Proxy Statement”) were submitted to the Company’s stockholders and the final voting results are provided below.

Proposal 1

The Company’s stockholders elected each of the eight Director nominees described in the Proxy Statement to serve for a term ending at the 2023 annual meeting of stockholders, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation, retirement, disqualification or removal.  The election results for each of the Company’s Directors are set forth below.

Director Name	Votes For	Votes Withheld	Broker Non-Votes

Stephen P. Holmes	78,796,889	1,046,352	6,128,768

Geoffrey A. Ballotti	79,699,842	143,399	6,128,768

Myra J. Biblowit	76,434,579	3,408,662	6,128,768

James E. Buckman	79,476,685	366,556	6,128,768

Bruce B. Churchill	76,385,086	3,458,155	6,128,768

Mukul V. Deoras	77,237,631	2,605,610	6,128,768

Ronald L. Nelson	77,237,129	2,606,112	6,128,768

Pauline D.E. Richards	77,258,323	2,584,918	6,128,768

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers described in the Proxy Statement as set forth below.

Votes for approval:	70,162,920
Votes against:	7,406,837
Abstentions:	2,273,484
Broker Non-Votes:	6,128,768

Proposal 3

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as set forth below.

Votes for approval:	85,718,694
Votes against:	125,544
Abstentions:	127,771
Broker Non-Votes:	0

(c)  Not applicable.

(d)  Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: May 12, 2022	By:	/s/ Paul F. Cash
Paul F. Cash General Counsel & Corporate Secretary